FIRST AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as this “Amendment”), dated as of October 11, 2019, is executed by and among,

MISTRAS GROUP, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 195 Clarksville Road, Princeton Junction, New Jersey 08550 (hereinafter referred to as the “Borrower”),

AND

QUALITY SERVICES LABORATORIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having an address at 195 Clarksville Road, Princeton Junction, New Jersey 08550 (hereinafter referred to as “QSL”),
AND
MISTRAS INTERNATIONAL HOLDINGS INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having an address at 195 Clarksville Road, Princeton Junction, New Jersey 08550 (hereinafter referred to as “MIH”)
AND
WEST PENN NON-DESTRUCTIVE TESTING, LLC, a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, having an address at 195 Clarksville Road, Princeton Junction, New Jersey 08550 (hereinafter referred to as “West Penn”, and hereinafter QSL, MIH, and West Penn shall be collectively referred to as the “Guarantors” and sometimes individually referred to as a “Guarantor”),
AND
BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 194 Wood Avenue South, Iselin, New Jersey 08830, in its capacity as a Lender and the letter of credit issuer (hereinafter referred to as “Bank of America”),

AND

THOSE OTHER LENDERS SIGNATORY HERETO (hereinafter said lenders, together with Bank of America, shall be sometimes individually referred to as a “Lender” and collectively referred to as the “Lenders”),

AND

BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located 194 Wood Avenue South, Iselin, New Jersey 08830, in its capacity as administrative agent for the Lenders (hereinafter referred to as the “Administrative Agent”).

[FIRST AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT]

W I T N E S S E T H:

        WHEREAS, pursuant to the terms, conditions, and provisions of that certain Fifth Amended and Restated Credit Agreement dated December 13, 2018, executed by and among, inter alia, the Borrower, as borrower, the Lenders, as lenders, Bank of America, as letter of credit issuer, and the Administrative Agent, as administrative agent (hereinafter referred to as the “Credit Agreement”), the Lenders made available to the Borrower (a) a five (5) year senior secured amended and restated revolving credit facility in the aggregate maximum principal amount of up to US$300,000,000.00 (hereinafter referred to as the “Revolving Credit Facility”), which Revolving Credit Facility includes (i) a US$20,000,000.00 sublimit for the issuance of standby and commercial letters of credit and (ii) a US$100,000,000.00 sublimit for multicurrency borrowings in readily available and freely transferable and convertible currencies, including, but not limited to, Euros, Pounds Sterling, Canadian Dollars, and Japanese Yen, all to be made available to the Borrower for working capital and other lawful corporate purposes, and (b) a five (5) year senior secured term loan facility in the aggregate original principal amount of US$100,000,000.00 (hereinafter referred to as the “Term Loan Facility”, and hereinafter the Revolving Credit Facility and the Term Loan Facility shall be collectively referred to as the “Loan Facilities”); and

        WHEREAS, capitalized terms used herein but not otherwise expressly defined herein shall have the same meanings assigned and ascribed to said terms as set forth in the Credit Agreement; and

        WHEREAS, pursuant to the terms, conditions, and provisions of that certain Fifth Amended and Restated Guaranty Agreement dated December 13, 2018, executed by the Guarantors, as guarantors, in favor of the Administrative Agent, for the benefit of the Lenders (hereinafter referred to as the “Guaranty”), the Guarantors guarantied the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Lenders under the Credit Agreement and the other “Loan Documents” (as such term is defined in the Credit Agreement) (hereinafter collectively referred to as the “Loan Documents”); and

        WHEREAS, the parties hereto have agreed to amend and modify the terms, conditions, and provisions of the Credit Agreement, and the other Loan Documents, pursuant to the terms, conditions, and provisions of this Amendment for the purposes more fully set forth and described herein; and

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMOUNTS OUTSTANDING UNDER THE LOAN FACILITIES

        1.1 Amounts Outstanding under the Revolving Credit Facility. There is, as of October 11, 2019, due and owing on the Revolving Credit Facility the principal amount of US$172,207,936.17, consisting of (i) Committed Loans under the Revolving Credit Facility in the aggregate principal amount of US$166,768,084.17, and (ii) issued and outstanding Letters of Credit in the aggregate stated amount of US$5,439,852.00, in the case of each of the foregoing together with unpaid accrued interest, fees, costs and expenses due and owing to the Lenders under the Credit Agreement, all without offset, defense or counterclaim, all of which are hereby expressly waived by the Borrower and the Guarantors as of the date hereof. As of such date, there were no amounts due and owing to the Lenders in connection with any unreimbursed draws on any Letter of Credit.

[FIRST AMENDMENT TO FIFTH AMENDED
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        1.2 Amount Outstanding under the Term Loan Facility. There is, as of October 11, 2019, due and owing on the Term Loan Facility the principal amount of US$96,250,000.00, together with unpaid accrued interest, fees, costs and expenses due and owing to the Lenders under the Credit Agreement, all without offset, defense or counterclaim, all of which are hereby expressly waived by the Borrower and the Guarantors as of the date hereof.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

2.1 New Definitions. The following new defined terms are hereby added to Section 1.01 of the Credit Agreement as follows:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning specified in Section 10.24.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Onstream” means Onstream Holdings Inc., a Canadian corporation.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning specified in Section 10.24.
“Supported QFC” has the meaning specified in Section 10.24.

“U.S. Special Resolution Regimes” has the meaning specified in Section 10.24.

2.2 Amendments to Definition of “Add Back Amounts” in the Credit Agreement. The defined term “Add Back Amounts” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        “Add Back Amounts” means, for the purposes of calculating EBITDA, to the extent that the Borrower or one of its Subsidiaries acquires a Person in accordance with the terms, conditions, and provisions of this Agreement, an amount to be included by the Administrative Agent in such calculation of EBITDA, determined as follows: (a) for the first quarterly test date following such acquisition, 100% of the TTM EBITDA with respect to such acquired Person; (b) for the second quarterly test date following such acquisition, 75% of the TTM EBITDA with respect to such acquired Person; (c) for the third quarterly test date following such acquisition, 50% of the TTM EBITDA with

[FIRST AMENDMENT TO FIFTH AMENDED
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respect to such acquired Person; and (d) for the fourth quarterly test date following such acquisition, -0-% of the TTM EBITDA with respect to such acquired Person.

Notwithstanding the foregoing to the contrary, solely with respect to the Borrower’s acquisition of Onstream, for the fourth quarterly test date (which is the September 30, 2019 test date) following such acquisition, the Administrative Agent shall include in its calculation of EBITDA, an amount equal to 25% of the acquired TTM EBITDA with respect to Onstream, as an “Add Back Amount” (which amount is equal to $3,000,000.00).

2.3 Amendment to Section 1.02 of the Credit Agreement. The following new clause (d) is hereby inserted into Section 1.02 of the Credit Agreement as follows:

“(d) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).”

2.4 Amendment to Section 1.03 of the Credit Agreement. In Section 1.03 of the Credit Agreement, clause (a) is hereby deleted in its entirety and the following new clause (a) is hereby inserted in its place and stead:

“(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470–20 on financial liabilities shall be disregarded, (ii) all liability amounts shall be determined excluding any liability relating to any operating lease, all asset amounts shall be determined excluding any right-of-use assets relating to any operating lease, all amortization amounts shall be determined excluding any amortization of a right-of-use asset relating to any operating lease, and all interest amounts shall be determined excluding any deemed interest comprising a portion of fixed rent payable under any operating lease, in each case to the extent that such liability, asset, amortization or interest pertains to an operating lease under which the covenantor or a member of its consolidated group is the lessee and would not have been accounted for as such under GAAP as in effect on December 31, 2015, and (iii) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein

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shall be made, without giving effect to any election under FASB ASC Topic 825 “Financial Instruments” (or any other financial accounting standard having a similar result or effect) to value any Indebtedness of the Borrower or any Subsidiary at “fair value”, as defined therein. For purposes of determining the amount of any outstanding Indebtedness, no effect shall be given to (x) any election by the Borrower to measure an item of Indebtedness using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification 825–10–25 (formerly known as FASB 159) or any similar accounting standard) or (y) any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016–02, Leases (Topic 842), to the extent such adoption would require recognition of a lease liability where such lease (or similar arrangement) would not have required a lease liability under GAAP as in effect on December 31, 2015.”

2.5 Amendment to Section 1.05 of the Credit Agreement. The following new clause (c) is hereby inserted into Section 1.05 of the Credit Agreement as follows:

“(c) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rates (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes, other than in the case of its own gross negligence or willful misconduct with respect to such administration, submission or other matter related to the “Eurocurrency Rate”, as determined by a court of competent jurisdiction by a final and nonappealable judgment.”

2.6 Amendment to Section 6.18 of the Credit Agreement. Section 6.18 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.18 is hereby inserted in its place and stead:

        “6.18 Anti-Corruption Laws; Sanctions.

Conduct its business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions.”

        2.7 Amendment to Article 10 of the Credit Agreement. The following new Section 10.24 is hereby inserted into Article 10 of the Credit Agreement as follows:

“10.24 Acknowledgement Regarding Any Supported QFCs

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title

[FIRST AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT]

II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

ARTICLE III
CONDITIONS TO EFFECTIVENESS

3.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (hereinafter referred to as the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent) on or prior to the Amendment Effective Date:

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Lenders and the Administrative Agent.

(b) Default. As of the Amendment Effective Date, no Default or Event of Default shall exist.

(c) Fees and Expenses.

(i) Reserved.

(ii) The Administrative Agent shall have received from the Borrower such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Administrative Agent’s counsel shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses

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AND RESTATED CREDIT AGREEMENT]

incurred in connection with this Amendment, including, without limitation, the fees, costs, and expenses of Reed Smith LLP.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV
MISCELLANEOUS

4.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2 FATCA. Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).  From and after the effective date of this Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), the Credit Amendment as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).  The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

4.3 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(b) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance of this Amendment by such Loan Party;

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(d) The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date);

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default;

(f) Intentionally omitted; and

(g) The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.4 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

4.5 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.6 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.7 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.8 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.9 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

4.10 No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

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4.11 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.12 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.13 General Release. In consideration of the Administrative Agent’s willingness to enter into this Amendment, on behalf of the Lenders, each Loan Party hereby releases and forever discharges the Administrative Agent, the L/C Issuer, the Lenders and the Administrative Agent’s, the L/C Issuer’s and each Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Bank Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby.

4.14 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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[FIRST AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT]

        IN WITNESS WHEREOF: the parties hereto have caused this Amendment to be duly executed as of the date first above written.
             BORROWER:
MISTRAS GROUP, INC., as Borrower

By:_____________________________
        Edward J. Prajzner
        Senior Vice President, Chief Financial
 Officer and Treasurer

GUARANTORS:

QUALITY SERVICES LABORATORIES, INC., a Delaware corporation

By:_____________________________
        Edward J. Prajzner
        Vice President and Treasurer

MISTRAS INTERNATIONAL HOLDINGS INC., a Delaware corporation

By:_____________________________
        Edward J. Prajzner
        Vice President and Treasurer

WEST PENN NON-DESTRUCTIVE TESTING, LLC, a Pennsylvania limited liability company

By:_____________________________
        Edward J. Prajzner
        Vice President and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

By:_____________________________
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

SIGNATURE PAGE TO FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender and as the
L/C Issuer

By:_____________________________
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

SIGNATURE PAGE TO FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:_____________________________
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

SIGNATURE PAGE TO FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:_____________________________
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

SIGNATURE PAGE TO FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:_____________________________
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

SIGNATURE PAGE TO FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, NATIONAL ASSOCIATION, as a Lender

By:_____________________________
Name:
Title:

[END OF SIGNATURE PAGES]

SIGNATURE PAGE TO FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT